Defined Asset Funds[SM]



Select Ten Portfolio
1998                       [LOGOS]
Series J

A Simple
Investment
Strategy For
Total Return.


PaineWebber

SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE COMPLICATED. SOMETIMES, SIMPLE CAN BE BETTER.

The Select Ten Strategy

The Select Ten Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Dow Jones Industrial Average(*) for about one year (the "Strategy").

It's Simple

The Portfolio offers a simple way to seek potential values in the equity market by investing in established companies whose prices may be depressed.

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield at the time of the offering, and will hold them for about one year. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years.

-----------
     (*) Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.


It's Convenient

o You have a convenient way to invest in a fixed Portfolio of widely held stocks with just one purchase. You'll also enjoy the advantages of:

o Low Cost.  The minimum investment is about $250.

o Quarterly dividends. You will receive four consolidated checks per year, not 40 for the 10 stocks.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

Select Ten Portfolio 1998 Series J(1)

                                                 Ticker         Current
     Name of Issuer                              Symbol    Dividend Yield(2)
1.   Philip Morris Companies, Inc.                MO             3.49%
2.   General Motors Corporation                   GM             3.30
3.   J.P. Morgan & Company, Inc.                  JPM            3.28
4.   Chevron Corporation                          CHV            3.07
5.   Eastman Kodak Company                        EK             2.80
6.   Exxon Corporation                            XON            2.68
7.   Minnesota Mining & Manufacturing Company     MMM            2.54
8.   AT&T Corporation                             T              2.22
9.   International Paper Company                  IP             2.17
10.  DuPont (E.I.) De Nemours & Company           DD             2.09

------------
  (1)  Initial date of deposit -- January 6, 1998
  (2) Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend received on that security and dividing the result by that security's market value as of the close of trading on January 5, 1998. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

Past Performance of Prior Select Ten Portfolios

The chart below shows average annual total returns for the following Series, which assumes an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series:



Series From Inception Through 12/31/97        Most Recently Completed Portfolio

Inception                        Return       Period                              Return
5/17/91           Series B       16.90%       5/20/96-6/27/97       Series B      27.54%
1/3/92            Series A       16.58%       1/18/96-2/28/97       Series A      31.27%
9/1/92            Series C       20.21%       9/17/96-10/24/97      Series C      28.52%
7/22/96           Series 3       27.46%       7/22/96-8/29/97       Series 3      33.68%
11/1/96           Series 5       21.11%       11/1/96-12/12/97      Series 5      25.85%

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, dividend by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception will differ from Most Recently Completed Portfolio because Series From Inception figures reflect a reduced sales charge on rollovers and the performance periods differ.

The Dow Jones Industrial Average

The Dow Jones Industrial Average (DJIA) consists of 30 common stock chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. These companies are highly capitalized and their stocks are widely held by both individual and institutional investors. They are:

Allied Signal
Aluminum Co. of America
American Express
AT&T
Boeing
Catepillar
Chevron
Coca-Cola                   [LOGO] Select Ten Portfolio o DJIA
Walt Disney
DuPont
Eastman Kodak
Exxon
General Electric
General Motors
Goodyear
Hewlett-Packard
IBM
International Paper
Johnson & Johnson
McDonald's
Merck
3M
J.P. Morgan & Co.
Philip Morris
Procter & Gamble
Sears Roebuck & Co.
Travelers Group
Union Carbide
United Technologies
Wal-Mart

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 invested 1/1/73 through 12/31/97

[A mountain chart compares the cumulative annual performance from 1/1/73 through 12/31/97 of the Strategy (3) (blue), the DJIA (pink) and S&P 500 Index (*) (green). A blue box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 12/31/97. The vertical (Y) axis reflects the dollar amount of performance for each index from 1/1/73 through 12/31/97. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($416,360 ), the DJIA ($212,619) and the S&P 500 Index ($205,563).]

Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 12 and the S&P 500 Index in 11 of the last 25 years. There can be no assurance that any Portfolio will outperform either index.



Annual Total Returns

Strategy returns are net of sales charges and expenses.(3)

                                      S&P 500                                                 S&P 500
Year      Strategy        DJIA         Index            Year       Strategy       DJIA         Index
1973       -3.99%       -13.12%       -14.66%           1985        26.66         32.78        31.43
1974       -2.28        -23.14        -26.47            1986        32.60         26.91        18.37
1975       55.05         44.40         36.92            1987         5.00          6.02         5.67
1976       32.84         22.72         23.53            1988        22.17         15.95        16.58
1977       -2.80        -12.71         -7.19            1989        25.33         31.71        31.11
1978       -1.81          2.69          6.39            1990        -9.91         -0.57        -3.20
1979       10.38         10.52         18.02            1991        31.40         23.93        30.51
1980       24.40         21.41         31.50            1992         6.35          7.34         7.67
1981        5.50         -3.40         -4.83            1993        24.95         16.72         9.97
1982       23.49         25.79         20.26            1994         1.92          4.95         1.30
1983       36.49         25.68         22.27            1995        34.51         36.48        37.10
1984        5.37          1.06          5.95            1996        25.97         28.57        22.69
                                                        1997        19.62         24.78        33.10
                                                        Average     16.09%        13.01%       12.85%

------------
  (3) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Average Annual Total Returns
for periods ending 12/31/97

                      3 Year      5 Year       10 Year     15 Year      20 Year       25 Year
       Strategy       26.24%      20.69%       17.31%       18.36%       16.70%        16.09%
           DJIA       29.85%      21.81%       18.41%       18.21%       16.33%        13.01%
  S&P 500 Index       30.82%      20.06%       17.89%       17.37%       16.41%        12.85%

Returns represent price changes plus dividends reinvested at each year end and do not reflect the deduction of any commissions or taxes. Portfolio performance will also differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. The Strategy does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors. For additional information on the Strategy and the Portfolio, please speak to your financial professional.

Defining Your Risks

The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors willing and able to assume the risks generally associated with equity investments. It may not be appropriate for investors seeking capital preservation. Equity markets have been at historically high levels and no assurance can be given that these levels will continue.

o There can be no assurance that the Portfolio will meet its objective.

o The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. However, on rollovers to future series (if available), investors will defer recognition of gains and losses on stocks that are contributed in kind to the new series (and may be eligible for a 20% maximum federal tax rate on gains from stock that are sold).

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge and the charge for organizational expenses.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

First-time investors pay an initial sales charge of about 1% when they buy. All investors pay a deferred sales charge of 1.75% per 1,000 units, deducted in each of the last ten months of the Portfolio ($17.50 total).

                                            As a % of
                                         Public Offering        Amount Per
                                              Price            1,000 Units
---------------------------------------------------------------------------
Initial Sales Charge                          1.00%               $10.00
Deferred Sales Charge                         1.75%               $17.50
                                           ===============================
Maximum Sales Charge                          2.75%               $27.50
Estimated Annual Operating Expenses
(as a % of net assets)                        0.18%                $1.81
---------------------------------------------------------------------------

If you sell your units before termination, the remaining balance of your deferred sales charge is deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred fee and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

 Amount                                 Total Sales Charge as a % of
 Purchased                               the Public Offering Price
---------------------------------------------------------------------------
 Less than $50,000                                  2.75%
 $50,000 to $99,999                                 2.50%
 $100,000 to $249,999                               2.00%
 $250,000 to $999,999                               1.75%
 $1,000,000 or more                                 1.00%
---------------------------------------------------------------------------

Don't Delay

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Read the prospectus carefully before you invest.

Additional Select Ten Portfolios containing the then-highest dividend-yielding stocks may be offered in the future. Information contained herein is subject to amendment. A registration statement relating to the securities of the next Portfolio has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Other Select Series

Hong Kong Portfolio
  (Hang Seng Index)
Japan Portfolio
(Nikkei Index)
United Kingdom Portfolio
(Financial Times Index)
Select Growth Portfolio
Select S&P Industrial
  Portfolio
Select S&P Intrinsic Value
  Portfolio
Select S&P Industry
  Turnaround Portfolio

Equity Investor funds
Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele o Global Trust 2

Equity Investor Funds
Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds

Corporate Income Funds
Government Securities
  Income Funds
International Bond Funds
Municipal Investment Trusts

J017 (1/98)
PaineWebber, Inc. Member SIPC